Positioned for performance: An overview of Q1 2017 and beyond UBS West Coast Power/Utilities/Solar 1x1 Mini Conference San Francisco June 1, 2017 NYSE: AVA www.avistacorp.com Exhibit 99.1

All forward-looking statements are Avista management’s present expectations of future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For more information on such factors and uncertainties, consult Avista’s most recent form 10-K and 10-Q, which are available on our website at www.avistacorp.com Disclaimer 2

3 Strong and stable utility core  Regulated electric and natural gas operations  Serves customers in Washington, Idaho and Oregon  Contributes about 95% of earnings  Regulated electric operations  Serves customers in City and Borough of Juneau Avista Utilities Alaska Electric Light & Power Company (AEL&P) Long history of service, trust, innovation and collaboration Photo: Spokane River Upper Falls

4 Steadily building long-term value Reliably building value for our customers, investors, communities and employees Projecting long-term earnings and dividend growth of 4% to 5% Avista Utilities AEL&P Strategic Investments  5% to 6% rate base growth through utility capital investments  Upgrading infrastructure; grid modernization  Customer growth ~1%  Near-term earnings are challenged due to 2016 Washington rate order  Committed to reducing timing lag and align our earned returns with those authorized by 2019-2020  Strong near-term rate base growth through investment in generation  Customer and load growth ~1%  Developing platforms for future growth □ Targeting expanded natural gas services via LNG* □ Exploring data science and advanced analytics □ Investing in emerging technologies *LNG: Liquefied natural gas

Avista Utilities Investments in utility infrastructure 5

6  Diverse customer base □ 30,000 square mile service territory □ Service area population 1.6 million – 377,000 electric customers – 340,000 natural gas customers  Strong customer focus □ 90% percent or better customer satisfaction ratings every year since 1999 □ Developing key customer initiatives  Invested in our communities □ More than $2 million per year in charitable donations and over 48,000 volunteer hours from our employees Providing safe and reliable service for 128 years Solid foundation and continued commitment to innovation Information as of Dec. 31, 2016

7 A responsible mix of generation Hydro 49% Biomass 2% Wind 4.5% Coal 9.5% Natural Gas 35% Avista Utilities Electricity Generation Resource Mix* Dec. 31, 2016  Strategy is to control a portfolio of resources that responsibly meet our long-term energy needs  Long resources through 2021; evaluating preferred resource strategy and will file an electric Integrated Resource Plan in August  Exceeds Washington state’s 15% Renewable Portfolio Standard for the next 20 years Founded on clean, renewable hydropower *Based on maximum capacity Excludes AEL&P Post Falls Dam, Idaho

8 Projected Investments to upgrade our systems * Other includes Facilities and Fleet ** Excludes capital expenditures at AEL&P of $16 million in 2016, and projected capital expenditures of $7 million in 2017, $7 million 2018 and $13 million in 2019 5% to 6% rate base growth $139 $137 $164 $157 $55 $59 $48 $47 $53 $50 $47 $46 $50 $47 $43 $42 $46 $49 $46 $52 $36 $42 $40 $48 $17 $21 $14 $9 $403 $405 $405 $405 2016 2017 2018 2019 Avista Utilities Capital Expenditures** ($ millions) Environmental Other* Gas Customer Growth Enterprise Technology Generation T&D

9 Investing in our utility Little Falls Plant Upgrade Grid Modernization Aldyl A Natural Gas Pipe Replacement Advanced Metering Infrastructure (AMI) Preserving and enhancing service reliability Electric Vehicle Pilot Program

10 Washington May 26, 2017, filed two requests with the Washington Utilities and Transportation Commission. POWER COST RATE ADJUSTMENT FILING  Designed to increase revenue by $15.0 million or 2.9%.  Effective Sept. 1, 2017.  Adjustment will expire at the conclusion of the general rate case. GENERAL RATE CASE FILING  Designed to increase annual electric revenues by $61.4 million and annual natural gas revenues by $8.3 million, effective May 1, 2018.  Requests based on a 9.9% return on equity with a 50% common equity ratio. Three-Year Rate Plan  New rates will take effect May 1, 2018, with annual increases in May 2019 and May 2020.  Power supply costs would be updated each year.  No new general rate cases would be filed with new rates effective prior to May 1, 2021. Driving Effective Regulatory Outcomes Recovery of costs and capital investments ELECTRIC NATURAL GAS Proposed Revenue Increase Base % Increase Proposed Revenue Increase Base % Increase May 1, 2018 $61.4M 12.5% $8.3M 9.3% May 1, 2019 $14.0M* 2.5% $4.2M 4.4% May 1, 2020 $14.4M* 2.5% $4.4M 4.4% *Excludes power supply adjustment

11 Driving Effective Regulatory Outcomes Recovery of costs and capital investments Idaho  Dec. 28, 2016, received approval of all-party settlement agreement designed to increase annual electric base revenues by 2.6% or $6.3 million, plus continued recovery of $4.1 million of costs related to Palouse Wind Project through the PCA mechanism.  Based on a 9.5% return on equity with a 50.0% common equity ratio.  New rates took effect Jan. 1, 2017.  Plan to file electric and natural gas general rate case in Q2 2017. Alaska  Sept. 16, 2016, filed an electric general rate request to increase base revenues by 8.1% or $2.8 million.  An interim rate increase of 3.86% or $1.3 million was effective Nov. 23, 2016.  An additional $2.9 million annually from interruptible service was approved to reduce overall revenue requirement from $5.7 million to $2.8 million.  Request based on a 58% equity ratio and a 13.8% return on equity.  The RCA has approximately 15 months to rule on the permanent rate increase.  The statutory timeline for the AEL&P GRC, with the consent of the parties, has been extended to Feb. 8, 2018. Oregon  May 16, 2017, filed an all-party settlement agreement designed to increase annual natural gas base revenues by 5.9% or $3.5 million.  Based on 50% equity ratio and 9.4% return on equity.  If the settlement agreement is approved by the Public Utility Commission of Oregon, new rates would take effect on Oct. 1, 2017.

Alaska Electric Light & Power Company (AEL&P) Growing the utility core 12

Oldest regulated electric utility in Alaska, founded in 1893 13  Serves 17,000 electric customers in the City and Borough of Juneau, meeting nearly all of its energy needs with hydropower  One of the lowest-cost electric utilities in the state  Approved capital structure of 53.8% equity and an authorized return on equity of 12.875% Diversifying our utility footprint Juneau, Alaska

14 Strategic Investments Developing platforms for future growth

 Expand natural gas services via LNG □ Salix (subsidiary) – Generation – substitution for diesel – Marine and rail fueling □ Plum Energy – Small LNG project investments  Targeted investments □ Energy Impact Partners – Private equity fund that invests in emerging technologies, services, and business models throughout electricity supply chain with a collaborative, strategic investment approach □ TROVE – Leverage AMI, consumer and other data through predictive analytics to create utility value □ Spirae – Microgrid and distributed energy resource management platform Creating new growth platforms 15

16 Financial Performance Metrics

Prudent Balance Sheet and Liquidity Debt 52.2% Equity 47.8% Consolidated Capital Structure March 31, 2017 17 Additional long-term debt maturities beyond 2027 not shown *Excludes debt maturities of $15 million at Alaska Energy and Resources Company in 2019 $252.9 million of available liquidity at Avista Corp. as of March 31, 2017  In second half of 2017, expect to issue up to $110.0 million of long-term debt and up to $70.0 million of common stock in order to fund planned capital expenditures and maintain an appropriate capital structure $273 $90 $52 $250 $14 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 No significant maturities until 2018 ($ millions) *

$1.85 $3.10 $1.97 $2.15 2013 2014 2015 2016 2017 Guidance * Continuing Operations Ecova (DiscOp) $1.80-$2.00 18 Continued long-term earnings growth Total Earnings per Diluted Share Attributable to Avista Corporation Business Segments Q1 2017 Q1 2016 Avista Utilities $0.90 $0.88 AEL&P $0.06 $0.05 Other - $(0.01) Diluted EPS $0.96 $0.92 * 2017 earnings negatively impacted by Washington order

19 2017 Earnings Guidance Avista Utilities $1.71  $1.85 AEL&P $0.10  $0.14 Other $(0.01)  $0.01 Consolidated $1.80  $2.00 Guidance Assumptions  Our outlook for Avista Utilities assumes, among other variables, normal precipitation and temperatures and slightly higher than normal hydroelectric generation for the remainder of the year.  Our outlook for AEL&P assumes, among other variables, normal precipitation, temperatures and hydroelectric generation for the remainder of the year.  Our guidance range for Avista Utilities encompasses expected variability in power supply costs and the application of the ERM to that power supply cost variability.  The midpoint of our guidance range for Avista Utilities includes $.07 of expense under the ERM; which is within the 90 percent customers/10 percent shareholders sharing band. Our current expectation for the ERM is an expense position within the 50 percent customers/50 percent shareholders sharing band, an improvement of $0.01 to $0.02 per diluted share from our original guidance. Our guidance does not include any amounts related to our potential power supply update request for 2017. Confirming 2017 Earnings Guidance

*Current quarterly dividend of $0.3575 annualized 20 Dividend growth expected to keep pace with long-term earnings growth Attractive and growing dividend $1.22 $1.27 $1.32 $1.37 $1.43* 2013 2014 2015 2016 2017*

21 An attractive investment  Strong and responsible core utility □ Investing substantially to modernize infrastructure and upgrade systems □ Steady returns and attractive dividend yield □ One of the greenest utilities in the U.S.* □ Committed to reducing current regulatory timing lag of 100-120 bps by 2019-2020  Focus on utility growth □ Selective acquisitions □ Developing new products and services and supporting economic development throughout service area  Positioning for the future □ Strategically investing in ways to extend access to natural gas via LNG, leverage AMI data through applied analytics, gain insight into leading-edge energy solutions □ Track record of innovation (e.g. Itron, ReliOn, Ecova) *Source: Benchmarking Air Emissions of the 100 Largest Power Producers in the United States, NRDC, July 2016 Photo: Cabinet Gorge Dam Reliably building value for our customers, investors, communities and employees

We welcome your questions Company Contact Jason Lang, Investor Relations Manager 509-495-2930 Jason.Lang@avistacorp.com www.avistacorp.com Photo: Huntington Park, Spokane, Wash. 22